SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

TRUE DRINKS HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-32420	84-1575085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18552 MacArthur Blvd., Suite 325, Irvine, California 92612
(Address of principal executive offices)

(949) 203-3500
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

True Drinks Holdings, Inc. (the “Company”) today issued a press release announcing its financial results for the quarter ended September 30, 2014.  A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 for Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On November 13, 2104, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

Stockholders elected Scot Cohen, Louis Imbrogno, Lance Leonard and Carl Wistreich to serve on the Board of Directors until the 2015 annual meeting of stockholders, or until their successors are elected and qualified.

	For	Against	Abstain
Scot Cohen	21,961,983	8,244,316	–
Louis Imbrogno	22,272,427	7,933,872	–
Lance Leonard	30,200,462	5,837	–
Carl Wistreich	22,110,995	8,095,304	–

Proposal No. 2- Approval of the 2013 Stock Incentive Plan and Ratification of all Issuances to Date

Our stockholders approved the 2013 Stock Incentive Plan (the “Plan”) and ratified all issuances made under the Plan to date.

For	Against	Abstain
28,860,187	1,345,912	200

Proposal No. 3- Advisory Vote to Approve Executive Compensation

Stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s definitive proxy statement, dated October 23, 2014.

For	Against	Abstain
28,698,829	592,913	914,557

Proposal No. 4- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

Stockholders approved, on an advisory (non-binding) basis, holding an advisory vote on the compensation of the Company’s named executive officers every year. The Board of Directors will take this result into consideration, and the Company will file an amendment to this Form 8-K within the time frame prescribed under Item 5.07 once the Board makes a final determination as to how frequently the Company will conduct an advisory vote on executive compensation in its proxy materials.

One Year	Two Years	Three Years
16,598,111	1,111,951	12,496,237

Proposal No. 5- Ratification of Appointment of Auditors

Stockholders ratified the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

For	Against	Abstain
42,904,735	18,424	831,071

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on October 24, 2014.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE DRINKS HOLDINGS, INC.

Date: November 13, 2014	By:	/s/ Daniel Kerker
Daniel Kerker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 13, 2014.